Prospectus and Statement of
Additional Information Supplement

January 19, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated January 19, 2024 to the Morgan Stanley Institutional Liquidity Funds Prospectuses and Statement of Additional Information dated January 23, 2023

Money Market Portfolio (the "Fund")

Effective February 28, 2024 (the "Effective Date"), the trading cut-off time for the Fund will change from 3:00 p.m. Eastern time to 4:00 p.m. Eastern time. Also on the Effective Date, a corresponding change will be made to the time used to determine the Fund's net asset value ("NAV") and whether a shareholder is eligible to receive dividends from the Fund for a specific day.

Accordingly, beginning on the Effective Date: (i) orders to purchase shares of the Fund must be received by the Fund prior to 4:00 p.m. Eastern time, and in accordance with the terms described in the Prospectus, to receive the NAV next determined; (ii) the NAV of the Fund will be determined once daily, normally 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open, except when the following federal holidays are observed: Columbus Day and Veterans Day; and (iii) orders to sell shares (redemption requests) will be processed on the day on which they are received, provided that they are received prior to 4:00 p.m. Eastern time, and in accordance with the terms described in the Prospectus, to receive the NAV next determined.

The Fund declares income dividends daily on each business day and pays them monthly to shareholders. Beginning on the Effective Date, shareholders of record for daily income dividend declaration purposes will be those shareholders who have submitted a purchase order prior to 4:00 p.m. Eastern time and who have submitted payment for their shares prior to the close of Fed wire that day.

Please retain this supplement for future reference.

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Summary Prospectus and
Prospectus Supplement

January 19, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated January 19, 2024 to the Morgan Stanley Institutional Liquidity Funds Summary Prospectuses and Prospectuses dated January 23, 2023

Money Market Portfolio (the "Fund")

Effective immediately, each Summary Prospectus and Prospectus is hereby amended as follows:

The following is added to the end of the second paragraph in the section of each Summary Prospectus titled "Principal Investment Strategies" and to the end of the first paragraph in the section of each Prospectus titled "Fund Summary—Principal Investment Strategies":

The Fund is permitted to hold a portion of its assets in cash.

The following is added after the fourth sentence in the second paragraph in the section of each Prospectus titled "Details of the Fund—Approach":

The Fund is permitted to hold a portion of its assets in cash.

The following is added after the section of each Prospectus titled "Additional Information About the Fund's Investment Strategies and Related Risks—Additional Risks and Investment Strategies of the Fund—Investment Discretion":

Risks Associated with Holding Cash

The Fund is permitted to hold a portion of its assets in cash for a variety of portfolio management purposes. For example, the Fund may hold a cash position under certain circumstances, such as to meet anticipated redemptions, in light of the prevailing interest rate environment, or pending investments. Although the Fund may earn income on the cash position, such positions could cause the Fund to receive a lower rate of return than if the cash were used to make investments, and may subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and its creditworthiness. In certain economic conditions, the custodian bank may charge the Fund fees for holding cash.

Please retain this supplement for future reference.

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